AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27417-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

	For	Against	Abstain
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Core Equity Fund. Pursuant to the Reorganization Agreement, the Core Equity Fund would transfer all of its assets to the Systematic Core Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Core Fund of all of the liabilities of the Core Equity Fund and shares of the Systematic Core Fund, which shares will be distributed by the Core Equity Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on April 5, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27418-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Core Equity Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27419-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.	**For**	**Against**	**Abstain**
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Large Cap Core Fund. Pursuant to the Reorganization Agreement, the Large Cap Core Fund would transfer all of its assets to the Systematic Core Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Core Fund of all of the liabilities of the Large Cap Core Fund and shares of the Systematic Core Fund, which shares will be distributed by the Large Cap Core Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on April 5, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27420-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Core Equity Fund (the "Fund"), a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposal. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO VIEW MATERIALS & VOTE

EzVote™ Consolidated Voting Instruction Card

This form is your EzVote Consolidated Voting Instruction. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to the website **www.proxyvote.com or scan the QR Barcode above**.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

VOTE BY PHONE

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

IF VOTING THE CONSOLIDATED VOTING INSTRUCTION CARD, DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27421-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposals.

	For	Against	Abstain
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Core Equity Fund. Pursuant to the Reorganization Agreement, the Core Equity Fund would transfer all of its assets to the Systematic Core Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Core Fund of all of the liabilities of the Core Equity Fund and shares of the Systematic Core Fund, which shares will be distributed by the Core Equity Fund to the holders of its shares in complete liquidation thereof;	☐	☐	☐
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Large Cap Core Fund. Pursuant to the Reorganization Agreement, the Large Cap Core Fund would transfer all of its assets to the Systematic Core Fund, a series of VALIC Company I, in exchange for the assumption by the Systematic Core Fund of all of the liabilities of the Large Cap Core Fund and shares of the Systematic Core Fund, which shares will be distributed by the Large Cap Core Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
VALIC Company I
Joint Special Meeting of Shareholders to Be Held on April 5, 2021.
The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27422-TBD

VOTING INSTRUCTION CARD

VALIC COMPANY I
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby instructs The Variable Annuity Life Insurance Company or other affiliated life insurance company (each, a "Life Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the Core Equity Fund and the Large Cap Core Fund (the "Funds"), each a series of VALIC Company I, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") of the Funds to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Life Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Life Company will vote shares attributable to your Contract "FOR" the Proposals. If you fail to return this voting instruction card or return it unsigned, the Life Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Funds actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.